Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022
	(in thousands)
Ireland	$736,374	$624,642	$432,963
United States	(304,546)	(352,532)	(270,440)
Other	437,356	352,357	405,328
Income before income tax expense	$869,184	$624,467	$567,851
The components of income tax expense are as follows:

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022
Income tax expense:	(in thousands)
Current tax (benefit)/expense:
Ireland	$118,255	$80,427	$53,248
United States	(45,307)	(42,428)	60,753
Other	105,304	59,153	70,395
Total current tax expense	178,252	97,152	184,396

Deferred tax (benefit)/expense:
Ireland	(26,663)	45,253	(6,166)
United States	(69,493)	(143,323)	(118,475)
Other	(4,386)	12,667	(344)
Total deferred tax benefit	(100,542)	(85,403)	(124,985)

Income tax expense	77,710	11,749	59,411

Income tax expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	1,728	(3,903)	7,211
Retirement benefit obligations	(895)	—	—
Cash flow hedge	647	301	—
Total	$79,190	$8,147	$66,622

Ireland's statutory trading income tax rate, the rate of our country of domicile, is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2023:12.5%; 2022:12.5%)	$108,648	$78,058	$70,980
Rate differential from amortization of intangible assets	(48,240)	(71,223)	(59,330)
Global Minimum Tax	16,719	—	—
Foreign and other income taxed at higher rates	49,703	35,778	52,464
Research & development tax incentives	(3,041)	(3,868)	(2,608)
Movement in valuation allowance	(5,279)	(1,068)	(777)
Effects of change in tax rates	25,691	3,154	(300)
(Decrease)/ increase in unrecognized tax benefits	(59,456)	(54,347)	8,392
Investor tax expense on foreign subsidiary earnings	(7,995)	39,165	—
Impact of stock compensation	(9,385)	(11,487)	(8,756)
Other and non-deductible expenses	10,345	(2,413)	(654)
Income tax expense	$77,710	$11,749	$59,411
    The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2024	December 31, 2023
Deferred tax liabilities:	(in thousands)
Property, plant and equipment	$2,869	$7,547
Operating right-of-use-assets	15,633	16,108
Goodwill	43,390	39,014
Intangible assets	901,731	950,055
Investments in foreign subsidiaries	34,983	52,408
Other	3,887	7,982
Total deferred tax liabilities recognized	1,002,493	1,073,114

Deferred tax assets:
Operating loss and tax credits carryforwards	164,904	124,150
Property, plant and equipment	7,869	9,082
Operating lease liabilities	21,503	20,190
Intangible assets	45	2,166
Stock compensation	14,309	17,605
Other liabilities	78,428	84,928
Unearned revenue	10,364	23,748
Other	6,298	8,774
Total deferred tax assets	303,720	290,643
Valuation allowance for deferred tax assets	(38,955)	(42,967)
Deferred tax assets recognized	264,765	247,676
Overall net deferred tax liability	$(737,728)	$(825,438)

At December 31, 2024 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $15.6 million.

At December 31, 2024 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $8.0 million and $277.8 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. The subsidiaries' ability to use the U.S. federal NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, 2019 and 2024 as defined by Section 382 of the Internal Revenue Code of 1986, as amended and expire between 2025 - 2037. The U.S. state NOL carryforwards are restricted by the state/entity in which they arose. As of December 31, 2024, U.S subsidiaries also had disallowed interest carried forward of $317.0 million (December 31, 2023: $204.0 million) that can be carried forward indefinitely. The increase of $113.0 million was recognized within the income tax expense. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

    The expected expiry dates of the US NOLs are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2025-2038	$8,035	$262,170
2039-2043	—	6,057
Indefinite	—	9,601
	$8,035	$277,828

In addition, we also have general business tax credit carryforwards of approximately $1.0 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.
At December 31, 2024 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $42.4 million. In addition, at December 31, 2024 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward for up to 30 years, available to offset against future tax liabilities, if any, of $2.7 million.

The valuation allowance at December 31, 2024 was $39.0 million (December 31, 2023; $43.0 million). The net change in the total valuation allowance was a decrease of $4.0 million during 2024 and a decrease of $0.4 million during 2023. Of the total decrease of $4.0 million in 2024, an increase of $2.0 million was in respect of an acquired entity, $5.3 million decrease was recognized within income tax expense and a decrease of $0.7 million was recognized in Other Comprehensive Income. Of the total decrease of $0.4 million in 2023, $1.1 million was recognized within income tax expenses and an increase of $0.7 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2024 and December 31, 2023 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, loss utilization, projected future taxable income and tax planning strategies in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.

The Company has recognized a deferred tax liability of $35.0 million (2023: $52.4 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability. However it is not expected to be material as Ireland recently implemented a participation exemption in respect of distributions from foreign subsidiaries in EEA/treaty countries, in addition to the foreign tax credit regime at the statutory tax rate in the jurisdiction of the subsidiary, so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2024	December 31, 2023	December 31, 2022
	(in thousands)
Unrecognized tax benefits at start of year	$160,016	$217,584	$202,065
Increase related to prior year tax positions	7,374	1,161	16,098
Decrease related to prior year tax positions	(2,525)	(918)	(5,442)
Increase related to current year tax positions	2,171	4,552	5,701
Lapse of statute of limitations	(65,417)	(62,363)	(838)
Unrecognized tax benefits at end of year	$101,619	$160,016	$217,584

The relevant statute of limitations for unrecognized tax benefits totaling $61.6 million could potentially expire during 2025.

Included in the balance of total unrecognized tax benefits at December 31, 2024 were potential benefits of $101.6 million, which if recognized, would affect the effective rate on income from continuing operations. The balance of total unrecognized tax benefits at December 31, 2023 and December 31, 2022 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $160.0 million and $217.6 million respectively.

Interest and penalties recognized during the year ended December 31, 2024 amounted to a net charge of $1.9 million (2023: $4.2 million, 2022: $7.1 million) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2024 and December 31, 2023 were $24.2 million and $27.1 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are Ireland and the United States. We may potentially be subjected to tax audits in both our major jurisdictions. In Ireland, tax periods open to audit include the years ended December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. In the United States, tax periods open to audit include the years ended December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.